LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C


COLLECTION PERIOD:                  JANUARY 1-31, 2004                             PAYMENT DATE:   FEB 17 2004
DETERMINATION DATE:                 FEB 09 2004                                    REPORT BRANCH:  2033

------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                          TOTAL          CLASS A-1        CLASS A-2    OVERCOLLATERALIZATION
------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                        100.00%            67.32%          31.68%           1.00%
Original Pool Balance                            252,525,264.85    170,000,000.00   80,000,000.00    2,525,264.85
Note Balance Total                               250,000,000.00    170,000,000.00   80,000,000.00
Number of Contracts                                      12,955
Class Pass Through Rates                                                   1.7000%         3.2900%
Servicing Fee Rate                                      1.75000%
Indenture Trustee Fee                                   0.00350%
Custodian Fee                                           0.02000%
Backup Servicer Fee                                     0.02150%
Insurance Premium Fee                                   0.35000%
Demand Note Rate                                        6.00000%

Initial Weighted Average APR                            9.83700%

Initial Weighted Average Monthly
     Dealer Participation Fee Rate                      0.00000%

Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      9.83700%

Initial Weighted Average Remaining Term                    66.00

Initial Weighted Average Original Term                     68.00


------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                                         TOTAL          CLASS A-1        CLASS A-2
------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance                               233,940,918.69    151,415,653.83   80,000,000.00    2,525,264.85
Total Note Balance                               227,868,544.86    147,868,544.86   80,000,000.00

EOP:
Number of Current Month Closed Contracts                    200
Number of Reopened Loans                                      -
Number of Contracts - EOP                                12,183
Total Pool Balance  -  EOP                       227,612,427.97    145,087,163.11   80,000,000.00    2,525,264.85
Total Note Balance - EOP                         220,542,391.91    140,542,391.91   80,000,000.00

Class Collateral Pool Factors                        0.88216957        0.82671995      1.00000000

Weighted Average APR of Remaining Portfolio             9.83917%
Initial Weighted Average Monthly Dealer
 Participation Fee Rate                                 0.00002%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      9.83915%
Weighted Average Remaining Term                           62.87
Weighted Average Original Term                            68.27


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C


------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                             CONTRACTS
------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:                   Principal                                         3,032,440.92
                                    Interest                                          1,970,483.81
Early Payoffs:                      Principal Collected                               2,961,784.09
                                    Early Payoff Excess Servicing Compensation              100.31
                                    Early Payoff Principal Net of Rule of 78s Adj.    2,961,683.78             180
                                    Interest                                             27,347.96
Liquidated Receivable:              Principal Collected                                  41,067.13
                                    Liquidated Receivable Excess Servicing
                                    Compensation                                              0.00
                                    Liquidated Receivable Principal Net of
                                    Rule of 78s Adj.                                     41,067.13              20
                                    Interest                                                  0.00
Cram Down Loss:                     Principal                                                 0.00
Purchase Amount:                    Principal                                                 0.00               0
                                    Interest                                                  0.00
                                    Total Principal                                   6,035,191.83
                                    Total Interest                                    1,997,831.77
                       Total Principal and Interest                                   8,033,023.60
                                    Recoveries                                          156,576.30
                                    Excess Servicing Compensation                           100.31
                                    Late Fees & Miscellaneous Fees                       23,654.85
                                    Collection Account Customer Cash                  8,213,355.06
                                    ADDITIONAL COLLECTION ACCOUNT CASH:
                                    Collection Account Investment Income                  4,987.84
                                    Available Funds                                   8,218,342.90




------------------------------------------------------------------------------------------------------------------------------
                                                                                       DISTRIBUTION       SHORTFALL/DRAW
DISTRIBUTION                                                                             AMOUNT           DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------
                                                                                      8,218,342.90
Monthly Dealer Participation Fee                                              6.00    8,218,336.90            0.00
Prior Unpaid Dealer Participation Fee                                         0.00    8,218,336.90

Servicing Fees:                     Current Month Servicing Fee         341,163.84
                                    Prior Period Unpaid Servicing Fee         0.00
                                    Late Fees & Miscellaneous Fees       23,654.85
                                    Excess Servicing Compensation           100.31
                                       Total Servicing Fees:            364,919.00    7,853,417.90            0.00
Indenture Trustee Fee                                                       664.62    7,852,753.28            0.00
Custodian Fee                                                             3,899.02    7,848,854.26            0.00
Backup Servicer Fee                                                       4,191.44    7,844,662.82            0.00
Prior Unpaid Indenture Trustee Fee                                            0.00    7,844,662.82            0.00
Prior Unpaid Custodian Fee                                                    0.00    7,844,662.82            0.00
Prior Unpaid Backup Servicing Fee                                             0.00    7,844,662.82            0.00


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C


------------------------------------------------------------------------------------------------------------------------------
                                                                                      DISTRIBUTION       SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                                    AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:              Current Month                       209,480.44    7,635,182.38            0.00
                                      Prior Carryover Shortfall                 0.00    7,635,182.38
Class A-2 Note Interest:              Current Month                       219,333.33    7,415,849.05            0.00
                                      Prior Carryover Shortfall                 0.00    7,415,849.05
Principal Payment Amount:             Current Month                       256,116.89    7,159,732.16            0.00
                                      Prior Carryover Shortfall                 0.00    7,159,732.16
Certificate Insurer:                  Reimbursement Obligations                 0.00    7,159,732.16            0.00
                                      Premium                              64,325.47    7,095,406.69            0.00
Demand Note Interest Payment Amount   Current Month                        28,409.09    7,066,997.60            0.00
                                      Prior Carryover Shortfall                 0.00    7,066,997.60            0.00
Demand Note                           Reimbursement                             0.00    7,066,997.60            0.00
Expenses:                             Trust Collateral Agent                    0.00    7,066,997.60            0.00
                                      Indenture Trustee                         0.00    7,066,997.60            0.00
                                      Backup Servicer                           0.00    7,066,997.60            0.00
                                      Custodian                                 0.00    7,066,997.60            0.00
Distribution to (from) the Spread Account                               7,066,997.60            0.00




------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:             BOP Liquidated Receivable Principal   334,366.02
                                    Liquidation Principal Proceeds         41,067.13
                                    Principal Loss                        293,298.89
                                    Prior Month Cumulative Principal
                                    Loss LTD                              173,705.88
                                    Cumulative Principal Loss LTD         467,004.77


------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF TOTAL POOL
DELINQUENCY STATUS:                 # OF CONTRACTS       AMOUNT                BALANCE
------------------------------------------------------------------------------------------------------------------------------
Current                                   10,632    198,814,158.40            87.35%
1-29 Days                                  1,450     27,220,214.13            11.96%
30-59 Days                                    49        783,363.75             0.34%
60-89 Days                                    32        509,464.80             0.22%
90-119 Days                                   15        239,424.64             0.11%
120 Days or More                               5         45,802.25             0.02%
Total                                     12,183    227,612,427.97           100.00%


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C


------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------

TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                 Trigger              Trigger      Event of Default   Event of
                                    Current Month   Threshold          Event          Threshold        Default
Average Delinquency Ratio               0.43906%      6.00%             NO              8.00%            NO
Cumulative Default Rate                    0.33%      4.03%             NO              4.23%            NO
Cumulative Loss Rate                       0.11%      2.02%             NO              2.33%            NO


------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------

REPOSSESSION STATISTICS:

                                    CERTIFICATE INVENTORY                                          RECOVERY INVENTORY
                                    # OF CONTRACTS      AMOUNT *                                    # OF CONTRACTS   AMOUNT *
Prior Month Inventory                         12      230,554.64     Prior Month Inventory                       1      22,975.66
Repurchased                                    0            0.00     Repurchased                                 0           0.00
Adjusted Prior Month Inventory                12      230,554.64     Adjusted Prior Month Inventory              1      22,975.66
Current Month Repos                           15      328,491.65     Current Month Repos                        14     271,874.03
Repos Actually Liquidated                     12      230,554.64     Repos from Trust Liquidation                0           0.00
Repos Liquidated at 60+ or 150+                0            0.00     Repos Actually Liquidated                  15     294,849.69
Dealer Payoff                                  0            0.00     Dealer Payoff                               0           0.00
Redeemed / Cured                               0            0.00     Redeemed / Cured                            0           0.00
Purchased Repos                                0            0.00     Purchased Repos                             0           0.00
Current Month Inventory                       15      328,491.65     Current Month Inventory                     0           0.00

                                    * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.


LIQUIDATED RECEIVABLE STATISTICS:


                                    # OF CONTRACTS     AMOUNT
Current Month Balance                         20      334,366.02
Cumulative Balance                            39      632,707.62
Current Month Proceeds                                 41,067.13
Cumulative Proceeds                                   165,080.95
Current Month Recoveries                              156,576.30
Cumulative Recoveries                                 204,364.15





                                                 RECEIVABLES LIQUIDATED AT 150
                                                 OR MORE DAYS DELINQUENT, 60 OR
                                                 MORE DAYS PAST THE DATE AVAILABLE             CUMULATIVE RECEIVABLES
                                                 FOR SALE AND BY ELECTION:                     LIQUIDATED AT 150+ AND 60+:
                                                 Balance         Units                         Balance         Units
Prior Month                                            0.00                 0                         0.00               0
Current Trust Liquidation Balance                      0.00                 0                         0.00               0
Current Monthly Principal Payments                     0.00
Reopened Loan Due to NSF                               0.00                 1
Current Repurchases                                    0.00                 0
Current Recovery Sale Proceeds                         0.00                -1
Deficiency Balance of Sold Vehicles                    0.00
EOP                                                    0.00                 0                         0.00               0


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C


------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------
     SPREAD ACCOUNT RECONCILIATION
                                                                 REQUISITE AMOUNT:    3,787,879.00

Total Deposit                                       3,787,879.00
BOP Balance                                         3,787,879.00
Remaining Distribution Amount                       7,066,997.60
Investment Income                                       3,038.46
Current Month Draw                                             -
EOP Balance Prior to Distribution                  10,857,915.06

Spread Account Release Amount                       7,070,036.06

EOP Balance                                         3,787,879.00

Class A Principal Payment Amount                    7,070,036.06
Demand Note Supplemental Interest Payment Amount               -
Class R Certificateholder Distribution                         -

     DEMAND NOTE

Demand Note Initial Balance                         5,681,818.46
Demand Note Amount                                  5,681,818.46

OVERCOLLATERALIZATION AMOUNT                        7,070,036.06

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT             16,539,733.52             7.27%

REQUIRED TOTAL ENHANCEMENT AMOUNT                  22,761,242.80            10.00%



LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C



TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------
     CUMULATIVE LOSS:                                                  CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------
     UP TO MONTH                     TRIGGER EVENT  EVENT OF DEFAULT   UP TO MONTH     TRIGGER EVENT     EVENT OF DEFAULT
                                  3    1.01%             1.27%                 3            2.02%               2.31%
                                  6    2.02%             2.33%                 6            4.03%               4.23%
                                  9    2.52%             2.96%                 9            4.79%               5.39%
                                 12    4.03%             4.23%                12            7.57%               7.69%
                                 15    4.58%             4.81%                15            8.71%               8.75%
                                 18    5.50%             5.77%                18           11.00%              10.49%
                                 21    6.00%             6.73%                21           11.54%              12.24%
                                 24    6.65%             7.31%                24           12.08%              13.28%
                                 27    7.07%             7.89%                27           12.86%              14.34%
                                 30    7.71%             8.46%                30           14.02%              15.38%
                                 33    8.14%             9.04%                33           14.80%              16.44%
                                 36    8.57%             9.42%                36           15.58%              17.14%
                                 39    8.79%             9.61%                39           15.98%              17.48%
                                 42    9.00%            10.00%                42           16.36%              18.18%
                                 45    9.00%            10.00%                45           16.36%              18.18%
                                 48    9.00%            10.00%                48           16.36%              18.18%
                                 51    9.00%            10.00%                51           16.36%              18.18%
                                 54    9.00%            10.00%                54           16.36%              18.18%
                                 57    9.00%            10.00%                57           16.36%              18.18%
                                 60    9.00%            10.00%                60           16.36%              18.18%
                                 63    9.00%            10.00%                63           16.36%              18.18%
                                 66    9.00%            10.00%                66           16.36%              18.18%
                                 69    9.00%            10.00%                69           16.36%              18.18%
                                 72    9.00%            10.00%                72           16.36%              18.18%


------------------------------------------------------------------
     AVERAGE DELINQUENCY RATIO:
------------------------------------------------------------------
     Up to Month                 Trigger Event   Event of Default
                              12        6.00%              8.00%
                              24        7.00%              9.00%
                              72        8.00%             10.00%




Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of January 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated October 1, 2003.












/s/ Maureen E. Morley
----------------------------------
Maureen E. Morley
Vice President and Controller